Exhibit 10.5

FORM OF SOFTWARE AND

PROPRIETARY INFORMATION AGREEMENT

BETWEEN

NTELOS HOLDINGS CORP.

AND

LUMOS NETWORKS CORP.

This SOFTWARE AND PROPRIETARY INFORMATION AGREEMENT (“Agreement”) is made, effective as of the Distribution Date (as defined herein), by and between NTELOS Holdings Corp., a Delaware corporation (“NTELOS”), and Lumos Networks Corp., a Delaware corporation (“Wireline”).

RECITALS

A. The parties entered into a Separation and Distribution Agreement (the “Distribution Agreement”), dated as of __________, 2011 (the “Distribution Date”).

B. Pursuant to the Distribution Agreement, the Parties desire to enter into this Agreement with respect to Software and Proprietary Information (each as defined below).

NOW THEREFORE, in consideration of the premises and the mutual promises in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by NTELOS and the Wireline Group, NTELOS and the Wireline Group hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Definitions. Terms used in this Agreement with initial capital letters have the meaning set forth or cross-referenced below.

“Customer Related Proprietary Information” — see Section 3.01(c).

“Derivative Work” means a work that is based upon one or more preexisting works, and that is a revision, modification, translation, abridgment, condensation, expansion, collection, compilation, or any other form in which the preexisting works may be recast, transformed, or adapted, and that, if prepared without authorization by the owner of a preexisting work, would constitute copyright infringement. A Derivative Work includes only the expression of the work or the portion of the work protectable under copyright laws and does not extend to any other subject matter protectable under other intellectual property laws, including but not limited to trade secret or patent laws.

“Excluded IP” — see Section 3.04(c).

“Excluded Software” — see Section 2.04(c).

“Governmental Authority” means any federal, state or local court, government, department, commission, board, bureau, agency, official or other regulatory or administrative authority.

“Group” means either the NTELOS Group or the Wireline Group, as the context requires.

“IPR Futures” — see Section 5.01.

“Materials” means documents, specifications, designs, plans, drawings, websites or other tangible works of authorship, including any of the foregoing materials in electronic form, and any copyright rights therein (whether or not registered); except that, Materials does not include Software.

“NTELOS Collaborator” means any Third Party service-provider of a NTELOS Group Member.

“NTELOS Group” means NTELOS and its Subsidiaries; except that with respect to the asset transfers by the NTELOS Group in Section 2.01 and Section 3.01, and the license grants by the NTELOS Group in Section 2.02, Section 2.04 below, Section 3.02 and Section 3.04, the NTELOS Group excludes all of the following and any Subsidiary of any of them: [insert excluded members or Subsidiaries, as applicable].

“NTELOS Materials” — see Section 3.01(b).

“NTELOS Proprietary Information” — see Section 3.01(a).

“NTELOS Software” — see Section 2.01(d).

“Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity or Governmental Authority.

“Primarily” means exclusively.

“Proprietary Information” means business, technical or other information, existing as of the Distribution Date, including information contained in Materials, which is proprietary to one or more members of either or both Groups and that derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy, including, without limitation, written opinions regarding the infringement, non-infringement, validity or invalidity of third party patents relating to the Wireline Business rendered by outside counsel.

“Reasonable Efforts” means that the obligated Party is required to make a diligent and good faith effort to protect the licensed Proprietary Information using resources reasonably available to the Party subject to the obligation. This obligation does not require the obligated Party to act contrary to normal commercial practices or to spend commercially unreasonable amounts in order to accomplish the objective. The fact that the objective is not actually accomplished does not mean that the obligated Party did not in fact use its Reasonable Efforts to protect the licensed Proprietary Information.

“Distribution Agreement” — see Recital A.

“Software” means any source or object code instructions for controlling the operation of a central processing unit or computer, but specifically excludes any patent rights and any licensed Third Party software.

“Subsidiary” of any Person means a corporation, company or other entity:

(i) More than fifty percent (50%) of whose outstanding shares or equity securities are owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person, and the shares or securities so owned entitle the owners to elect at least a majority of the members of the board of directors or other managing authority of such corporation, company or other entity, or

(ii) Which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest is, as of such date, owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person, and in which that ownership interest entitles the owners to exercise corresponding control over decision-making.

“Technical Proprietary Information” means Proprietary Information regarding products, services, architectures, software, designs, or information related to the design of products and services. Technical Proprietary Information does not include financial information, customer information, or other information not directly related to the design of products and services.

“Third Party” means any Person other than a member of a Group.

“Wireline Business” means the business and operations conducted by the Wireline Group on the Distribution Date.

“Wireline Collaborator” means any Third Party service-provider of a Wireline Group member.

“Wireline Group” means Wireline and its Subsidiaries.

“Wireline Materials” — see Section 3.01(b).

“Wireline Proprietary Information” — see Section 3.01(a).

“Wireline Software” — see Section 2.01.

ARTICLE 2

SOFTWARE

Section 2.01 Software Transfer to Wireline. NTELOS hereby assigns and will cause each NTELOS Group member to assign to the Wireline Group member designated by Wireline, subject to any applicable rights of Third Parties, all right, title and interest in any Software existing as of the Distribution Date owned by the NTELOS Group that:

(a) is Primarily used in the Wireline Business; or

(b) is solely in the possession of a Wireline Group member, excluding any incidental possession by a NTELOS Group member;

(c) is being developed Primarily for a Wireline Group member but is not in use by any Wireline Group member; or

(d) is listed or described on Exhibit A (collectively, the “Wireline Software”).

All other proprietary software owned by NTELOS or any NTELOS Group member prior to the Distribution Date (the “NTELOS Software”) is and will remain the exclusive property of the NTELOS Group.

Section 2.02 Software License Grant to Wireline.

(a) NTELOS hereby grants, and will cause each NTELOS Group member that owns NTELOS Software licensed by this Section to grant, to the Wireline Group members, and such Wireline Group members accept, a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license to install, access, use, host, maintain, reproduce, distribute, publicly perform and display, prepare Derivative Works, and transmit any NTELOS Software that, as of the Distribution Date:

(i) is in use to provide or support operations of any Wireline Group member; or

(ii) is in the possession of any Wireline Group member and is either reasonably required for the Wireline Business, or identified for future use by a Wireline Group member in a written development plan of the Wireline Group existing on the Distribution Date.

(b) Members of the Wireline Group have no right to sublicense under the grant of Section 2.02 (a) except to:

(i) a Wireline Group member;

(ii) any Person who becomes a Wireline Group member;

(iii) a Person who is a Wireline Collaborator (but then only for so long as the collaborator relationship continues);

(iv) a Person who is licensed by a member of the Wireline Group for the sole purpose of providing goods or services to members of the Wireline Group (but then only for so long as the license is in effect); or

(v) a Person who is a client or customer of a Wireline Group member to the extent necessary for such Person to use goods or services provided by a Wireline Group member.

Section 2.03 Software License Grant to NTELOS.

(a) Wireline hereby grants, and will cause each other Wireline Group member that owns Wireline Software licensed by this Section to grant, to the NTELOS Group members, and the NTELOS Group members accept, a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license to install, access, use, host, maintain, reproduce, distribute, publicly perform and display, prepare Derivative Works, and transmit any Wireline Software that as of the Distribution Date:

(i) is in use to provide or support operations of any NTELOS Group member,

(ii) is in the possession of any NTELOS Group member and is either reasonably required for the business of any NTELOS Group member as conducted on the Distribution Date, or identified for future use by a NTELOS Group member in a written development plan of the NTELOS Group existing on the Distribution Date; or

(iii) is being developed Primarily for any NTELOS Group member but is not in use by any NTELOS Group member.

(b) NTELOS and members of the NTELOS Group have no right to sublicense under the grant of (a) 2.03(a) except to:

(i) any Person who becomes a NTELOS Group member;

(ii) a Person who is a NTELOS Collaborator (but then only for so long as the collaborator relationship continues);

(iii) a Person who is licensed by a member of the NTELOS Group for the sole purpose of providing goods or services to members of the NTELOS Group (but then only for so long as the license is in effect); or

(iv) a Person who is a client or customer of a NTELOS Group member to the extent necessary for the Person to use goods or services provided by a NTELOS Group member.

Section 2.04 Conversion to Unrestricted License for Software.

(a) Effective upon the fifth (5th) anniversary of the Distribution Date, Wireline hereby grants, and will cause each other Wireline Group member that owns Wireline Software to grant, to any Person that is then a NTELOS Group member, and such NTELOS Group member accepts, a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license to install, access, use, host, maintain, reproduce, distribute, publicly perform and display, prepare Derivative Works, transmit, license, sublicense and to exercise all other rights whether now known or later created as a non-exclusive licensee of the Wireline Software, to all Wireline Software that:

(i) is not Excluded Software,

(ii) is licensed under Section 2.03 to a member of the NTELOS Group, or

(iii) was in possession of a NTELOS Group member as of the Distribution Date.

Wireline has no obligation to provide Wireline Software to the NTELOS Group after the Distribution Date. No rights are granted to any Derivative Work created by any Wireline Group member after the Distribution Date.

(b) Effective upon the fifth (5th) anniversary of the Distribution Date, NTELOS hereby grants, and will cause each other NTELOS Group member that owns NTELOS Software, to grant, to any Person that is then a Wireline Group member a non-exclusive, and such Person accepts, a fully paid-up, worldwide, perpetual and irrevocable license to install, access, use, host, maintain, reproduce, distribute, publicly perform and display, prepare Derivative Works, transmit, license, sublicense and to exercise all other rights whether now known or later created [as non-exclusive licensee of the NTELOS Software], to all NTELOS Software that:

(i) is not Excluded Software,

(ii) is licensed under Section 2.02 to a member of the Wireline Group, or

(iii) was in possession of a Wireline Group member as of the Distribution Date.

NTELOS has no obligation to provide NTELOS Software to the Wireline Group after the Distribution Date. No rights are granted to any Derivative Works created by any NTELOS Group member after the Distribution Date.

(c) “Excluded Software” means: under Section 2.04(a), any Wireline Software that was the subject of a claim for unauthorized use made against a NTELOS Group member by a Wireline Group member on or before the third (3rd) anniversary of the Distribution Date; and, under Section 2.04(b), any NTELOS Software that was the subject of a claim for unauthorized use made against a Wireline Group member by a NTELOS Group member on or before the third (3rd) anniversary of the Distribution Date.

ARTICLE 3

PROPRIETARY INFORMATION AND MATERIALS

Section 3.01 Proprietary Information and Materials Transfer to Wireline.

(a) NTELOS hereby assigns and will cause each NTELOS Group member to assign to the Wireline Group member designated by Wireline, subject to any applicable rights of Third Parties, all right, title and interest to any Proprietary Information existing as of the Distribution Date owned by a NTELOS Group member that:

(i) is Primarily used in the Wireline Business; or

(ii) is solely in the possession of a Wireline Group member, excluding any incidental possession by a NTELOS Group member; or

(iii) is being developed Primarily for a Wireline Group member but is not in use by any Wireline Group member; or

(iv) is listed or described on Exhibit A (collectively, but excluding Customer Related Proprietary Information, the “Wireline Proprietary Information”).

All other Proprietary Information owned by NTELOS or any NTELOS Group member prior to the Distribution Date (but excluding Customer Related Proprietary Information, the “NTELOS Proprietary Information”) is and will remain the exclusive property of the NTELOS Group.

(b) NTELOS hereby assigns and will cause each NTELOS Group member to assign to the Wireline Group member designated by Wireline, subject to any applicable rights of Third Parties, all right title and interest to any Materials existing as of the Distribution Date owned by a NTELOS Group member that:

(i) are Primarily used in the Wireline Business; or

(ii) are solely in the possession of a Wireline Group member, excluding any incidental possession by a NTELOS Group member;

(iii) are being developed Primarily for a Wireline Group member but is not in use by any Wireline Group member or

(iv) are listed or described on Exhibit A; (collectively, the “Wireline Materials”).

All other Materials owned by NTELOS or any NTELOS Group member prior to the Distribution Date (the “NTELOS Materials”) are and will remain the exclusive property of the NTELOS Group.

(c) “Customer Related Proprietary Information” means marketing and sales information about customers and services provided to customers by either the Wireline Group or the NTELOS Group. Customer Related Proprietary Information will remain owned by the Group that provided or is providing the services. This Agreement does not grant any Group member any license or other right to, in any way, use or disclose the other Group’s Customer Related Proprietary Information.

Section 3.02 License Grant to Wireline for Proprietary Information and Materials.

(a) NTELOS hereby grants, and will cause each NTELOS Group member that owns NTELOS Proprietary Information or NTELOS Materials licensed by this Section to grant to each Wireline Group member, and each Wireline Group member accepts, a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license:

(i) to use and disclose in any manner any NTELOS Proprietary Information that, as of the Distribution Date:

(1) is in use to provide or support operations of any Wireline Group member, or

(2) is in the possession of any Wireline Group member and is either reasonably required for the Wireline Business or identified for future use by a Wireline Group member in a written development plan of the Wireline Group existing on the Distribution Date; and

(ii) to reproduce, distribute, publicly perform, display, prepare Derivative Works, and transmit any NTELOS Materials that, as of the Distribution Date:

(1) are in use to provide or support operations of any Wireline Group member, or

(2) are in the possession of any Wireline Group member and is either required for the Wireline Business or required by a written development plan of the Wireline Group existing on the Distribution Date.

(b) Wireline and members of the Wireline Group have no right to sublicense under the grant of Section 3.02(a) except to:

(i) any Person who becomes a Wireline Group member;

(ii) a Person who is a Wireline Collaborator (but then only for so long as the collaborator relationship continues);

(iii) a Person who is licensed for the sole purpose of providing goods or services to members of the Wireline Group (but then only for so long as the collaborator relationship continues); or

(iv) a Person who is a client or customer of a Wireline Group member to the extent necessary for the Person to use goods or services provided by a Wireline Group member.

Section 3.03 License Grant to NTELOS for Proprietary Information and Materials.

(a) Wireline hereby grants, and will cause each Wireline Group member that owns Wireline Proprietary Information or Wireline Materials licensed by this Section to grant to each NTELOS Group member, and each NTELOS Group member accepts, a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license:

(i) to use and disclose any Wireline Proprietary Information that, as of the Distribution Date:

(1) is in use to provide or support operations of any NTELOS Group member;

(2) is in the possession of any NTELOS Group member and is either reasonably required for the business of any NTELOS Group member as conducted on the Distribution Date or identified for future use by a NTELOS Group member in a written development plan of the NTELOS Group existing on the Distribution Date; or

(3) is being developed Primarily for any NTELOS Group member but is not in use by any NTELOS Group member; and

(ii) to reproduce, distribute, publicly perform, display, prepare Derivative Works, and transmit any Wireline Materials that, as of the Distribution Date:

(1) are in use to provide or support operations of any NTELOS Group member;

(2) are in the possession of any NTELOS Group member and is either required for the business of any NTELOS Group member as conducted on the Distribution Date or required by a written development of the NTELOS Group existing on the Distribution Date; or

(3) are being developed Primarily for any NTELOS Group member but is not in use by any NTELOS Group member.

(b) NTELOS and members of the NTELOS Group have no right to sublicense under the grant of Section 3.03(a) except to:

(i) any Person who becomes a NTELOS Group member;

(ii) a Person who is a NTELOS Collaborator (but then only for so long as the collaborator relationship continues);

(iii) a Person who is licensed for the sole purpose of providing goods or services to members of the NTELOS Group (but then only for so long as the collaborator relationship continues); or

(iv) a Person who is a client or customer of a NTELOS Group member to the extent necessary for the Person to use goods or services provided by a NTELOS Group member.

Section 3.04 Conversion to Unrestricted License.

(a) Effective upon the fifth (5th) anniversary of the Distribution Date, NTELOS hereby grants, and will cause each other NTELOS Group member that owns NTELOS Proprietary Information or NTELOS Materials to grant, to any Person that is then a Wireline Group member, and such Person accepts, a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license to use disclose, reproduce, distribute, publicly perform and display, prepare Derivative Works, transmit, license, sublicense and to exercise all other rights whether now known or later created, to (1) all Technical Proprietary Information and (2) Materials that solely contain Technical Proprietary Information, that in each case

(i) is not Excluded IP,

(ii) was licensed under Section 3.02 to a Wireline Group member, or

(iii) was in possession of a Wireline Group member as of the Distribution Date.

No rights are granted to any Derivative Work created by any NTELOS Group member after the Distribution Date. NTELOS has no obligation to provide Proprietary Information or Materials or Derivative Works to any Person that is a Wireline Group member after the Distribution Date.

(b) Effective upon the fifth (5th) anniversary of the Distribution Date, Wireline hereby grants, and will cause each other Wireline Group member that owns Wireline Proprietary Information or Wireline Materials to grant, to any Person that is then a NTELOS Group member, and such Person accepts, a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license to use disclose, reproduce, distribute, publicly perform and display, prepare Derivative Works, transmit, license, sublicense and to exercise all other rights whether now known or later created, to (1) all Technical Proprietary Information and (2) Materials that solely contain Technical Proprietary Information, that in each case

(i) is not Excluded IP,

(ii) was licensed under Section 3.03 to a NTELOS Group member, or

(iii) was in possession of a NTELOS Group member as of the Distribution Date.

No rights are granted to any Derivative Work created by any Wireline Group member after the Distribution Date. No Wireline Group member has an obligation to provide Proprietary Information or Materials or Derivative Works to NTELOS after the Distribution Date.

(c) “Excluded IP” means: under Section 3.04(a), any NTELOS Technical Proprietary Information or NTELOS Materials that were the subject of a claim against a Wireline Group member for its unauthorized use if the claim was brought by a NTELOS Group member on or before the third (3rd) anniversary of the Distribution Date; and under Section 3.04(b), any Wireline Technical Proprietary Information or Wireline Materials that were the subject of a claim asserted against a NTELOS Group member for its unauthorized used if the claim was brought by a Wireline Group member on or before the third (3rd) anniversary of the Distribution Date.

ARTICLE 4

CONFIDENTIALITY

Section 4.01 Confidentiality of Licensed Proprietary Information. With respect to Proprietary Information owned by one Group and licensed to the other Group under Section 3.02 or 3.03, each licensee Group must use reasonable efforts to protect the Proprietary Information.

Section 4.02 Confidentiality of Unlicensed Proprietary Information and Source Code. The Parties acknowledge that it is likely that each Group will have in its possession unlicensed Proprietary Information and Materials of the other Group. No member of either Group is entitled to use or disclose any Proprietary Information that is owned by the other Group, or Materials that contain unlicensed Proprietary Information that is owned by the other Group (even if in combination with Proprietary Information owned by or licensed to the Group in possession of the Materials), unless the Proprietary Information is licensed under Section 3.02 or 3.03. Each Wireline Group member and the NTELOS Group must comply with Section 5.08 of the Distribution Agreement with respect to unlicensed Proprietary Information, Materials that contain unlicensed Proprietary Information of the other Group (even if in combination with Proprietary Information owned by or licensed to the Group in possession of the Materials), and Source Code for licensed Software.

ARTICLE 5

FUTURE RIGHTS

Section 5.01 Ownership Unaffected by this Agreement. All Software, Proprietary Information, Materials, copyrights, and trade secrets created, developed or made after the Distribution Date, or, other than by operation of this Agreement, otherwise owned or controlled by a member of a Group after the Distribution Date (“IPR Futures”) will be owned in accordance with applicable law or other subsequent agreement.

Section 5.02 No Rights or Licenses Granted. This Agreement does not grant any rights or licenses under or to any patents, any pending patent applications or any IPR Futures.

Section 5.03 Rights of Former Group Members. If a NTELOS Group member or a Wireline Group member ceases to be a Subsidiary, the former Group member is entitled to retain any rights it acquired under this Agreement prior to the date that it ceased to be a Subsidiary but those rights will continue only if it executes an adapted version of this Agreement obligating the former Group member to accept all the limitations and obligations of this Agreement (except Section 7.03).

Section 5.04 Cooperation and Assistance. NTELOS and Wireline will, and will cause each member of its Group to, (as licensor) cooperate and provide assistance to members of the other Group (as licensee) in order to allow the licensee to effectively use the Software, Proprietary Information and Materials licensed under this Agreement. The licensee acknowledges that the licensor is not in the business of licensing Software, Proprietary Information and Materials and that cooperation and assistance will be provided in accordance with the terms and conditions of the Transition Services Agreement.

ARTICLE 6

NO WARRANTIES OR REPRESENTATIONS

Section 6.01 All licenses granted “AS IS”. All intellectual property covered under this Agreement is furnished “AS IS,” without any maintenance, representations or warranties of any kind, whatsoever.

Section 6.02 Disclaimer. EXCEPT TO THE EXTENT OTHERWISE SET FORTH IN THIS AGREEMENT, EACH GROUP ASSUMES TOTAL RESPONSIBILITY AND RISK FOR ITS USE OF ANY INTELLECTUAL PROPERTY COVERED BY THIS AGREEMENT. NEITHER GROUP MAKES, AND EACH GROUP EXPRESSLY DISCLAIMS, ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WARRANTIES OF TITLE OR NON-INFRINGEMENT, OR ANY WARRANTY THAT THE INTELLECTUAL PROPERTY IS “ERROR FREE” OR ANY WARRANTY THAT THE INTELLECTUAL PROPERTY IS FREE OF ANY VIRUSES, TROJAN HORSES, WORMS, TIME BOMBS, CORRUPTED FILES OR OTHER COMPUTER PROGRAMMING THAT IS INTENDED TO DAMAGE, DETRIMENTALLY INTERFERE WITH, SURREPTITIOUSLY INTERCEPT OR EXPROPRIATE ANY SYSTEMS, DATA, PERSONAL INFORMATION OR PROPERTY OF ANOTHER.

ARTICLE 7

INTELLECTUAL PROPERTY CLAIMS AND LIMITATIONS ON CLAIMS

Section 7.01 Limitation on Claims. Claims must be brought on or before the fifth (5th) anniversary of the Distribution Date if the claim is for misappropriation of trade secrets, breach of confidentiality, or breach of any license granted under Section 2.02, 2.03, 3.02 or 3.03. Any Claim not made in the time period stated in the preceding sentence is void and forever barred.

Section 7.02 Equitable Remedies. Money damages alone will not be an adequate remedy if a Group Member exceeds the scope of its licenses and rights granted by this Agreement or any other breach or threatened breach of any obligation under this Agreement. In addition to any other remedies at law a non-breaching Group Member is entitled to seek injunctive relief against any continued action by the other Person.

Section 7.03 Distribution Agreement Provisions Apply. All claims, disputes or controversies under this Agreement between Wireline, NTELOS or any of their Group members will be subject to Article 7 of the Distribution Agreement. The indemnification obligations and procedures specified in the Distribution Agreement are hereby incorporated into and made applicable to this Agreement. In addition to the indemnification obligations specified in the Distribution Agreement, Wireline and NTELOS must indemnify and defend the other, each member of the other’s Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing, from and against any and all Third Party Claims arising out of a Group Member’s (1) possession, or (2) use of any kind, or (3) exercise of any right granted hereunder in accordance with the provisions of Article 6 of the Distribution Agreement.

ARTICLE 8

NOTICE

Section 8.01 Notice.

(a) Any notice, demand, claim or other communication under this Agreement must be in writing and will be given (i) on the delivery if delivered personally; (ii) five days after mailing if sent by registered or certified mail, return receipt requested, postage prepaid; (iii) on the date when delivery is guaranteed by the carrier if delivered by a national courier guaranteeing delivery within a fixed number of days of sending; or (iv) on the date when facsimile transmission is confirmed by the receiving machine if transmitted by facsimile machine and confirmed by delivery by one of the prior methods; but, in each case, only if addressed as follows (or as a party may specify by notice to the other):

If to NTELOS:

NTELOS Holdings Corp.

1154 Shenandoah Village Drive

PO Box 1990

Waynesboro, Virginia 22980

Attn: [NAME]

Facsimile: [FAX]

If to Wireline:

Lumos Networks Corp.

401 Spring Lane, Suite 300

PO Box [            ]

Waynesboro, Virginia 22980

Attn: [NAME]

Facsimile: [FAX]

(b) Any notice to NTELOS will be notice to all members of the NTELOS Group, and any notice to Wireline will be notice to all members of the Wireline Group.

ARTICLE 9

MISCELLANEOUS

Section 9.01 Amendment. This Agreement may not be amended except by a writing executed by NTELOS and Wireline.

Section 9.02 Governing Law. The validity, interpretation and enforcement of this Agreement will be governed by the laws of the State of Delaware, without giving effect to its provisions relating to choice of law.

Section 9.03 Priority of Agreements. If there is a conflict between any provision of this Agreement and the Distribution Agreement (or any other agreement referred to therein), the provisions of this Agreement will control.

Section 9.04 Assignment. This Agreement may not be assigned by either NTELOS or Wireline without the written consent of the other, except that each may assign this Agreement to member(s) of its Group, but only for so long as the assignee remains a Group member. This Agreement is binding upon and will inure to the benefit of and be enforceable by NTELOS, Wireline, and their successors and permitted assigns.

Section 9.05 No Third Party Beneficiaries. This Agreement is solely for the benefit of NTELOS, Wireline and the members of their Groups and does not confer any rights or remedies on Third Parties (including any employees of any NTELOS Group member or the Wireline Group).

Section 9.06 Entire Agreement. This Agreement, the Distribution Agreement, and the Trademark Assignment and License Agreement constitute the entire Agreement among the Wireline Group and the NTELOS Group relating to ownership and rights to use intellectual property, except that there are provisions in other agreements to protect confidential business information and relating to Customer Proprietary Information. No prior understandings, whether written or oral, will be binding on any Group member unless in a writing signed on or after the date of this Agreement.

Section 9.07 Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which together will constitute one instrument. Each counterpart may consist of several copies each signed by less than all, but together signed by all, the Parties.

Section 9.08 No Waiver. The failure of any Group member to exercise any right, power or remedy is not a waiver of any other right, power or remedy.

Section 9.09 Rules of Construction. This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either Party.

Section 9.10 No Other Rights Granted. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT NO OTHER RIGHTS OR LICENSES ARE GRANTED.

Section 9.11 No Other Enforcement Required. This Agreement does not require any member of any Group to enforce or otherwise assert any intellectual property rights against any Third Party.

Section 9.12 Further Assurances. Each Party will execute upon request any further documents reasonably necessary to effect the terms and conditions of this Agreement.

Section 9.13 Successors and Assigns. This Agreement shall be binding upon the Parties and their respective successors and assigns, and any successor or assign of any substantial portion of the Parties’ respective businesses and/or assets.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the date first above written.

NTELOS HOLDINGS CORP.

By:
Name:
Title:

LUMOS NETWORKS CORP.

By:
Name:
Title:

Exhibit A

(Wireline Software)

[Any Software, Proprietary Information and Materials identified in the Distribution Agreement to be transferred or assigned to a member of the Wireline Group.]